                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       7
                      TOP FIVE INDUSTRIES       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      27
            NOTES TO FINANCIAL STATEMENTS      34
           REPORT OF INDEPENDENT AUDITORS      43



BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      44
          TRUSTEE AND OFFICER INFORMATION      45

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                              5%
Jun 02                                                                            1.3%
Sep 02                                                                              4%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1992--December 31, 2002)

 [LINE GRAPH]

                                                                        RUSSELL 1000 VALUE INDEX IS      STANDARD & POOR'S 500
                                                                             AN UNMANAGED INDEX          INDEX IS AN UNMANAGED
                                                                        GENERALLY REPRESENTATIVE OF         INDEX GENERALLY
                                                                         THE U.S. MARKET FOR LARGE-    REPRESENTATIVE OF THE U.S.
                                             EQUITY AND INCOME FUND     CAPITALIZATION VALUE STOCKS.         STOCK MARKET.
                                             ----------------------     ----------------------------   --------------------------
12/92                                                  9431                        10000                         10000
                                                      10046                        10967                         10437
                                                      10163                        11287                         10488
                                                      10693                        11845                         10759
12/93                                                 10941                        11812                         11008
                                                      10559                        11400                         10591
                                                      10521                        11471                         10635
                                                      10926                        11763                         11155
12/94                                                 10724                        11577                         11153
                                                      11628                        12678                         12239
                                                      12575                        13814                         13408
                                                      13403                        15021                         14473
12/95                                                 14219                        16017                         15345
                                                      14715                        16924                         16168
                                                      14978                        17216                         16894
                                                      15312                        17716                         17416
12/96                                                 16430                        19483                         18868
                                                      16683                        19983                         19374
                                                      18838                        22928                         22756
                                                      20226                        25211                         24460
12/97                                                 20395                        26341                         25163
                                                      22600                        29411                         28672
                                                      23045                        29543                         29619
                                                      21223                        26120                         26673
12/98                                                 23861                        30458                         32352
                                                      23295                        30895                         33969
                                                      25418                        34378                         36363
                                                      24092                        31011                         34091
12/99                                                 26235                        32698                         39164
                                                      27934                        32854                         40062
                                                      28232                        31314                         38998
                                                      30816                        33783                         38620
12/00                                                 31532                        35000                         35598
                                                      29718                        32950                         31378
                                                      31186                        34558                         33214
                                                      29266                        30772                         28339
12/01                                                 30830                        33042                         31367
                                                      31816                        34393                         31454
                                                      30060                        31464                         27240
                                                      26688                        25557                         22534
12/02                                                 28266                        27914                         24434

This chart compares your fund's performance to that of the Russell 1000(R) Value Index and the S&P 500 Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

RETURN HIGHLIGHTS

(as of December 31, 2002)

                             A SHARES       B SHARES       C SHARES   R SHARES(4)
-------------------------------------------------------------------------------------
One-year total return
based on NAV(1)                -8.32%         -9.02%         -9.12%         N/A
-------------------------------------------------------------------------------------
One-year total return(2)      -13.64%        -13.45%        -10.00%         N/A
-------------------------------------------------------------------------------------
Five-year average annual
total return(2)                 5.49%          5.67%          5.94%         N/A
-------------------------------------------------------------------------------------
Ten-year average annual
total return(2)                10.95%         11.07%(3)         N/A         N/A
-------------------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)         10.77%         11.30%(3)      10.64%       3.69%
-------------------------------------------------------------------------------------
Commencement date            08/03/60       05/01/92       07/06/93    10/01/02
-------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

(4) Class R Shares commenced operation on 10/01/02. Class R Shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchase or sales. The combined 12b-1 fees and service fees for Class R Shares is up to .50%. This return represents the cumulative total return from commencement of operations to 12/31/02.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                           PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2002)


1.   ALLSTATE                    2.5%
     Provides insurance services primarily
     to consumers in the United States.

2.   BRISTOL-MYERS SQUIBB        2.5%
     Produces and distributes
     pharmaceuticals, medicines, nutri-
     tional supplements, medical devices
     and beauty-care products.

3.   EXXON MOBIL                 2.1%
     Explores for and
     produces petroleum and petrochemicals
     worldwide.

4.   BANK OF AMERICA             1.9%
     Provides financial services to
     customers and businesses throughout
     the United States.

5.   SPRINT                      1.8%
     Provides telecommunication products
     and services worldwide.

6.   SCHLUMBERGER                1.5%
     Provides services to the oil and gas
     industry.

7.   AETNA U.S. HEALTHCARE       1.5%
     Administers health, dental and group
     insurance plans nationwide.

8.   3M                          1.4%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch Tape and Post-It
     Notes.

9.   UNITED STATES TREASURY
     NOTE                        1.4%
     6.750% coupon, 5/15/05 maturity.

10.  UNITED STATES TREASURY
     NOTE                        1.3%
     7.875% coupon, 11/15/04 maturity.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


[BAR GRAPH]

                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Government Obligations                                                      14.6%                              10.2%
Pharmaceuticals                                                              6.7%                               3.9%
Property & Casualty Insurance                                                6.0%                               2.2%
Banks                                                                        4.2%                               5.9%
Diversified Financial Services                                               3.8%                               3.3%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAMS OF THE VAN KAMPEN EQUITY AND INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE EQUITY INCOME AND TAXABLE FIXED-INCOME TEAMS. CURRENT MEMBERS(1) OF THE EQUITY INCOME TEAM INCLUDE JAMES A. GILLIGAN, MANAGING DIRECTOR; JAMES O. ROEDER, VICE PRESIDENT AND VINCENT E. VIZACHERO, ASSOCIATE. CURRENT MEMBERS(1) OF THE TAXABLE FIXED-INCOME TEAM INCLUDE PAUL F. O'BRIEN, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned -8.32 percent
for the 12 months ended December 31, 2002. The fund's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000(R) Value Index. The Standard & Poor's 500 Index returned -22.10 percent and the Russell 1000(R) Value Index, which more closely resembles the composition of the fund, returned -15.51 percent for the same period.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak to your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Value Index is an unmanaged index generally representative of the U.S. market for large-capitalization value stocks. Index returns do not include any sales charge or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 5 for additional portfolio performance results.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   The market environment was
extremely difficult; in fact, no sector in either the Russell 1000(R) Value Index (Russell 1000(R) Value) or the Standard & Poor's 500 Index (S&P 500), the fund's benchmarks, posted positive returns over the period. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Q   HOW DID YOU MANAGE THE FUND
    DURING THE PERIOD?

A   As we do in all market conditions,
we searched for stocks using our "value with a catalyst" criteria. We seek stocks that may be trading at prices below what we believe the stock's true worth to be. We also look for a catalyst--a change that we believe could potentially help the stock reach its value. Without a catalyst, we believe a stock runs the risk of continuing to trade at its undervalued price or falling even lower.

    We also dig deep into each company's balance sheet and seek quality company management. Our portfolio management team has a strong accounting background that includes previous experience as auditors. We are skeptical when companies report earnings at levels that are inconsistent with the businesses they are in, or when there are other factors that we feel do not ring true. We do not look at companies on a strict price-to-earnings basis. If we have no confidence in a company's earnings, we generally avoid the stock.

Q   WHAT STOCKS CONTRIBUTED TO
    PERFORMANCE DURING THE PERIOD?

A   Industrials and materials stocks
had a positive impact on fund performance during the period. Newmont Mining, primarily a gold mining company, was one holding that did well for the fund. Rising gold prices helped bolster Newmont Mining's stock, as gold prices moved higher because of an improved supply-demand situation in the metal and a renewed interest among investors seeking a conservative investment in the face of global strife. Among industrials, 3M, a long-time holding for the fund was another significant contributor. In our view, 3M is a well-run company in niche businesses with proprietary strengths. Their focus is on growth, and as they get their top line growing we anticipate their valuations will continue to increase.

    Keep in mind that not all securities held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHAT SECURITIES FELL SHORT OF
    YOUR EXPECTATIONS?

A   The fund's worst performers came
from the technology and telecommunications sectors, and Electronic Data Systems
(EDS) and Qwest Communications were among the biggest detractors. We were hopeful that EDS would begin to show an increase in cash generation as a result of contract signings, but ultimately the company's earnings estimates were revised downward substantially. With Qwest, we were seeking a deep value play, but that investment did not turn out as we hoped. Both stocks have been eliminated from the portfolio.

    We are still struggling to find value in the technology sector. We believe that on a fundamental basis technology may be poised to bottom within the year, but the sticking point is valuation. Because there is still a lingering focus on technology in the wake of the boom, people are still analyzing the sector and attempting to not miss out on any gains. Valuations are not at the rock-bottom levels we believe they should be, and we remain fairly cautious about the sector.

Q   WHAT IS YOUR OUTLOOK?

A   Although it has been a tough
environment, we think we may be closer to the bottom than not. We believe the Federal Reserve has done the right things, as the nation now has a stimulative monetary policy, a low interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until there is some sort of closure in the situation in Iraq. Nonetheless, we are cautiously optimistic for the fund's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, as the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A preselected set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  65.1%
AEROSPACE & DEFENSE  1.4%
Coltec Capital Trust-Convertible Preferred TIDES...........    400,000   $   11,783,200
Raytheon Co. ..............................................  1,147,000       35,270,250
Raytheon Co.-Convertible Preferred.........................    450,000       24,570,000
                                                                         --------------
                                                                             71,623,450
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.4%
Magna International, Inc., Class A (Canada)................    339,900       19,085,385
                                                                         --------------

BANKS  4.0%
Bank of America Corp. .....................................  1,328,500       92,423,745
FleetBoston Financial Corp. ...............................    904,000       21,967,200
PNC Financial Services Group, Inc. ........................  1,458,000       61,090,200
Wachovia Corp. ............................................    663,650       24,183,406
Wells Fargo & Co. .........................................     69,000        3,234,030
                                                                         --------------
                                                                            202,898,581
                                                                         --------------
BROADCASTING & CABLE TV  0.7%
Comcast Corp., Class A (a).................................    791,572       18,657,352
Sinclair Broadcast Group-Convertible Preferred.............    424,700       16,516,158
                                                                         --------------
                                                                             35,173,510
                                                                         --------------
COMPUTER HARDWARE  0.5%
Hewlett-Packard Co. .......................................  1,521,700       26,416,712
                                                                         --------------
DIVERSIFIED CHEMICALS  1.4%
Dow Chemical Co. ..........................................  1,078,350       32,026,995
Du Pont (E.I.) de Nemours & Co. ...........................    832,050       35,278,920
Hercules Trust II-Convertible Preferred....................     69,970        3,179,766
                                                                         --------------
                                                                             70,485,681
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  1.0%
Equifax, Inc. .............................................  2,302,500       53,279,850
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  3.6%
A.G. Edwards, Inc. ........................................  1,819,450       59,969,072
Fannie Mae.................................................    841,000       54,101,530
J.P. Morgan Chase & Co. ...................................  2,513,000       60,312,000
Prudential Financial, Inc.-Convertible Preferred...........    176,800        9,647,976
                                                                         --------------
                                                                            184,030,578
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED METALS & MINING  0.7%
Freeport McMoran Copper & Gold-Convertible Preferred.......    570,300   $   11,086,632
Phelps Dodge Corp. (a).....................................    801,050       25,353,232
                                                                         --------------
                                                                             36,439,864
                                                                         --------------
DRUG RETAIL  0.5%
CVS Corp. .................................................  1,031,400       25,754,058
                                                                         --------------

ELECTRIC UTILITIES  2.4%
Entergy Corp. .............................................  1,124,000       51,243,160
Exelon Corp. ..............................................    797,900       42,105,183
PPL Corp. .................................................    814,000       28,229,520
                                                                         --------------
                                                                            121,577,863
                                                                         --------------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.2%
Monsanto Co. ..............................................    601,378       11,576,526
                                                                         --------------

GAS UTILITIES  0.2%
El Paso Energy Capital Trust I-Convertible Preferred.......    500,000        9,100,000
                                                                         --------------

GENERAL MERCHANDISE STORES  1.2%
Target Corp. ..............................................  1,221,250       36,637,500
Wal-Mart Stores, Inc. .....................................    515,000       26,012,650
                                                                         --------------
                                                                             62,650,150
                                                                         --------------
GOLD  1.0%
Newmont Mining Corp. ......................................  1,833,200       53,217,796
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.3%
McKesson Financing Trust-Convertible Preferred.............    300,000       14,625,000
                                                                         --------------

HEALTH CARE EQUIPMENT  1.1%
Bausch & Lomb, Inc. .......................................    899,720       32,389,920
Baxter International-Convertible Preferred.................    500,000       25,050,000
                                                                         --------------
                                                                             57,439,920
                                                                         --------------
HOTELS  0.7%
Hilton Hotels Corp. .......................................  2,766,900       35,167,299
                                                                         --------------

HOUSEHOLD PRODUCTS  1.6%
Kimberly-Clark Corp. ......................................    704,000       33,418,880
Procter & Gamble Co. ......................................    548,500       47,138,090
                                                                         --------------
                                                                             80,556,970
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INDUSTRIAL CONGLOMERATES  2.0%
3M Co. ....................................................    564,400   $   69,590,520
Textron, Inc. .............................................    710,000       30,522,900
                                                                         --------------
                                                                            100,113,420
                                                                         --------------
INDUSTRIAL MACHINERY  0.8%
Ingersoll-Rand Co., Class A (Bermuda)......................    997,160       42,937,710
                                                                         --------------

INTEGRATED OIL & GAS  3.5%
BP PLC--ADR (United Kingdom)...............................    896,000       36,422,400
Conoco, Inc. ..............................................    787,800       38,121,642
Exxon Mobil Corp. .........................................  2,956,700      103,307,098
                                                                         --------------
                                                                            177,851,140
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  3.2%
AT&T Corp. ................................................    577,380       15,075,392
SBC Communications, Inc. ..................................  1,041,000       28,221,510
Sprint Corp. ..............................................  6,160,250       89,200,420
Verizon Communications, Inc. ..............................    824,112       31,934,340
                                                                         --------------
                                                                            164,431,662
                                                                         --------------
IT CONSULTING & SERVICES  0.6%
Computer Sciences Corp. (a)................................    954,700       32,889,415
                                                                         --------------

LIFE & HEALTH INSURANCE  1.7%
Metlife Capital Trust I-Convertible Preferred..............    180,000       14,801,400
Metlife, Inc. .............................................    902,900       24,414,416
Prudential Financial, Inc. ................................  1,524,400       48,384,456
                                                                         --------------
                                                                             87,600,272
                                                                         --------------
MANAGED HEALTH CARE  2.2%
Aetna, Inc. ...............................................  1,715,600       70,545,472
Anthem, Inc. (a)...........................................    368,400       23,172,360
Anthem, Inc.-Convertible Preferred.........................    244,900       19,023,832
                                                                         --------------
                                                                            112,741,664
                                                                         --------------
MOVIES & ENTERTAINMENT  1.9%
AOL Time Warner, Inc. (a)..................................  3,696,000       48,417,600
Walt Disney Co. ...........................................  2,915,800       47,556,698
                                                                         --------------
                                                                             95,974,298
                                                                         --------------
MULTI-LINE INSURANCE  0.6%
Hartford Financial Services Group..........................    687,200       31,219,496
                                                                         --------------

OIL & GAS DRILLING  1.2%
Ensco International, Inc. .................................  1,154,900       34,011,805
Transocean, Inc. (a).......................................  1,157,000       26,842,400
                                                                         --------------
                                                                             60,854,205
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
OIL & GAS EQUIPMENT & SERVICES  1.4%
Schlumberger Ltd. .........................................  1,755,600   $   73,893,204
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  2.6%
Anadarko Petroleum Corp. ..................................    653,000       31,278,700
Burlington Resources, Inc. ................................  1,046,000       44,611,900
EOG Resources, Inc. .......................................    821,000       32,774,320
Noble Energy, Inc. ........................................    640,000       24,032,000
                                                                         --------------
                                                                            132,696,920
                                                                         --------------
OIL & GAS REFINING & MARKETING  0.7%
Valero Energy Corp. .......................................  1,018,300       37,616,002
                                                                         --------------

PAPER PACKAGING  0.8%
Temple-Inland, Inc. .......................................    915,500       41,023,555
                                                                         --------------

PAPER PRODUCTS  0.7%
International Paper Capital Trust-Convertible Preferred....    800,000       37,300,000
                                                                         --------------

PHARMACEUTICALS  6.1%
Bristol-Myers Squibb Co. ..................................  5,141,000      119,014,150
Johnson & Johnson..........................................    613,000       32,924,230
Mylan Laboratories, Inc. ..................................    936,370       32,679,313
Pharmacia Corp. ...........................................  1,038,013       43,388,943
Roche Holdings AG--ADR (Switzerland).......................    489,000       33,887,700
Schering-Plough Corp. .....................................  2,171,000       48,196,200
                                                                         --------------
                                                                            310,090,536
                                                                         --------------
PHOTOGRAPHIC PRODUCTS  0.6%
Eastman Kodak Co. .........................................    829,000       29,048,160
                                                                         --------------

PROPERTY & CASUALTY  5.5%
Allstate Corp. ............................................  3,295,800      121,911,642
Chubb Corp. ...............................................    809,100       42,235,020
Chubb Corp.-Convertible Preferred..........................  1,114,700       26,697,065
Safeco Corp. ..............................................  1,062,700       36,843,809
St Paul Cos, Inc.-Convertible Preferred....................    440,000       29,066,400
Travelers Property Casualty Corp. (a)......................    267,000        3,911,550
Travelers Property Casualty-Convertible Preferred..........    905,200       20,231,220
                                                                         --------------
                                                                            280,896,706
                                                                         --------------
PUBLISHING & PRINTING  0.0%
Dow Jones & Co., Inc. .....................................     48,200        2,083,686
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
RAILROADS  2.2%
Norfolk Southern Corp. ....................................  2,356,850   $   47,113,432
Union Pacific Capital Trust-Convertible Preferred TIDES....    700,000       35,875,000
Union Pacific Corp. .......................................    501,600       30,030,792
                                                                         --------------
                                                                            113,019,224
                                                                         --------------
REINSURANCE  0.0%
Platinum Underwriter Hldgs, Ltd-Convertible Preferred
  (Bermuda)................................................     46,000        1,304,100
                                                                         --------------

RESTAURANTS  0.3%
McDonald's Corp. ..........................................    915,100       14,714,808
                                                                         --------------

SOFT DRINKS  1.5%
Coca-Cola Co. .............................................  1,185,000       51,926,700
PepsiCo, Inc. .............................................    634,500       26,788,590
                                                                         --------------
                                                                             78,715,290
                                                                         --------------
SYSTEMS SOFTWARE  1.5%
Microsoft Corp. (a)........................................  1,137,500       58,808,750
Oracle Corp. (a)...........................................  1,867,000       20,163,600
                                                                         --------------
                                                                             78,972,350
                                                                         --------------
TOBACCO  0.6%
Philip Morris Co., Inc. ...................................    759,800       30,794,694
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS.....................................    3,339,881,710
                                                                         --------------

PAR
AMOUNT
(000)      DESCRIPTION                                COUPON   MATURITY
           CORPORATE BONDS  7.0%
           AEROSPACE & DEFENSE  0.3%
$   860    Boeing Capital Corp. ..................... 6.500%   02/15/12   $      918,526
  5,000    Lockheed Martin Corp. .................... 8.500    12/01/29        6,729,225
  2,485    Raytheon Co. ............................. 6.150    11/01/08        2,684,180
  4,285    United Technologies Corp. ................ 6.100    05/15/12        4,799,736
                                                                          --------------
                                                                              15,131,667
                                                                          --------------
           AUTOMOTIVE  0.2%
  3,730    Daimler Chrysler Holdings................. 7.750    01/18/11        4,267,672
    835    Daimler Chrysler Holdings................. 8.500    01/18/31        1,030,763
  3,000    Ford Motor Co. ........................... 7.450    07/16/31        2,616,627
                                                                          --------------
                                                                               7,915,062
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           BANKING  0.5%
$ 1,375    Bank One Corp. ........................... 7.625%   10/15/26   $    1,663,278
  1,840    Bank One Corp. ........................... 8.000    04/29/27        2,317,123
    505    Bank One Corp. ........................... 6.000    02/17/09          551,714
  5,000    Citigroup, Inc. .......................... 6.500    01/18/11        5,618,910
  2,380    Citigroup, Inc. .......................... 5.625    08/27/12        2,507,192
  5,480    J.P. Morgan Chase & Co. .................. 6.750    02/01/11        5,967,304
    800    MBNA America Bank NA...................... 7.750    09/15/05          878,526
  2,200    MBNA America Bank NA...................... 7.125    11/15/12        2,306,407
  2,540    Washington Mutual Bank FA................. 5.500    01/15/13        2,594,501
                                                                          --------------
                                                                              24,404,955
                                                                          --------------
           BEVERAGE  0.1%
  5,000    Pepsi Bottling Group, Inc., Ser B......... 7.000    03/01/29        5,828,315
    990    PepsiAmericas, Inc. ...................... 3.875    09/12/07        1,007,035
                                                                          --------------
                                                                               6,835,350
                                                                          --------------
           BROKERAGE  0.3%
  5,905    Goldman Sachs Group, Inc. ................ 6.875    01/15/11        6,601,701
    740    Goldman Sachs Group, Inc. ................ 6.600    01/15/12          819,105
  1,170    Lehman Brothers Holdings.................. 6.625    01/18/12        1,297,221
  5,000    Paine Webber Group, Inc. ................. 6.375    05/15/04        5,306,500
                                                                          --------------
                                                                              14,024,527
                                                                          --------------
           BUILDING MATERIALS  0.1%
  2,490    Centex Corp. ............................. 7.875    02/01/11        2,809,654
    695    Masco Corp. .............................. 6.500    08/15/32          716,817
  1,050    Mohawk Industries, Inc., Ser D............ 7.200    04/15/12        1,181,866
                                                                          --------------
                                                                               4,708,337
                                                                          --------------
           CAPTIVE FINANCE  0.6%
  1,285    Boeing Capital Corp. ..................... 6.100    03/01/11        1,334,570
    560    Boeing Capital Corp. ..................... 5.800    01/15/13          568,243
  9,890    Ford Motor Credit Co. .................... 7.250    10/25/11        9,625,215
  6,990    General Electric Capital Corp. ........... 6.750    03/15/32        7,754,077
  3,000    General Motors Acceptance Corp. .......... 6.875    09/15/11        2,996,619
  7,640    General Motors Acceptance Corp. .......... 8.000    11/01/31        7,703,236
                                                                          --------------
                                                                              29,981,960
                                                                          --------------
           CONGLOMERATES  0.2%
  2,200    Cooper Industries, Inc. .................. 5.250    07/01/07        2,297,660
  5,105    Honeywell International, Inc. ............ 6.125    11/01/11        5,553,781
                                                                          --------------
                                                                               7,851,441
                                                                          --------------
           CONSUMER PRODUCTS  0.0%
  2,275    Monsanto Co. ............................. 7.375    08/15/12        2,456,920
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           ELECTRIC  0.4%
$ 1,440    Cincinnati Gas & Electric Co. ............ 5.700%   09/15/12   $    1,478,808
  5,000    Commonwealth Edison Co. .................. 8.000    05/15/08        6,029,555
  1,710    Detroit Edison Co. ....................... 6.125    10/01/10        1,886,419
  4,205    Duquesne Light Co., Ser O................. 6.700    04/15/12        4,797,194
    440    Florida Power & Light..................... 4.850    02/01/13          450,368
  5,000    Niagara Mohawk Power Corp., Ser G......... 7.750    10/01/08        5,784,560
                                                                          --------------
                                                                              20,426,904
                                                                          --------------
           ENTERTAINMENT  0.1%
  6,060    Park Place Entertainment Corp. ........... 7.500    09/01/09        6,242,121
                                                                          --------------

           ENVIRONMENTAL SERVICES  0.1%
  1,855    Waste Management, Inc. ................... 7.375    08/01/10        2,032,600
  4,365    Waste Management, Inc. ................... 7.000    07/15/28        4,331,538
                                                                          --------------
                                                                               6,364,138
                                                                          --------------
           FOOD  0.2%
  5,000    ConAgra Foods, Inc. ...................... 7.500    09/15/05        5,607,710
  2,580    Safeway, Inc. ............................ 5.800    08/15/12        2,704,686
                                                                          --------------
                                                                               8,312,396
                                                                          --------------
           GAMING  0.0%
  1,830    Harrahs Operating Co., Inc. .............. 8.000    02/01/11        2,113,844
                                                                          --------------

           HEALTHCARE  0.1%
  7,140    Aetna, Inc. .............................. 7.375    03/01/06        7,747,407
                                                                          --------------

           HOME CONSTRUCTION  0.1%
  3,140    Pulte Homes, Inc. ........................ 7.875    08/01/11        3,489,601
                                                                          --------------

           INTEGRATED ENERGY  0.2%
  2,470    Conoco, Inc. ............................. 6.950    04/15/29        2,808,454
  2,965    Constellation Energy Group................ 7.600    04/01/32        3,039,543
  5,000    Phillips Pete............................. 8.750    05/25/10        6,266,010
                                                                          --------------
                                                                              12,114,007
                                                                          --------------
           LIFE INSURANCE  1.1%
  1,735    AIG SunAmerica Global Financial,
           144A-Private Placement (b)................ 6.900    03/15/32        2,025,109
  5,000    American General Corp. ................... 7.500    08/11/10        5,930,895
  2,940    Anthem Insurance, 144A-Private Placement
           (b)....................................... 9.125    04/01/10        3,533,715
  1,510    Anthem Insurance, 144A-Private Placement
           (b)....................................... 9.000    04/01/27        1,827,609

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           LIFE INSURANCE (CONTINUED)
$   705    Cigna Corp. .............................. 7.000%   01/15/11   $      731,077
    700    Hartford Financial Services Group......... 7.900    06/15/10          796,940
    840    Hartford Life, Inc. ...................... 7.650    06/15/27          963,162
  4,700    Health Net, Inc. ......................... 8.375    04/15/11        5,427,339
  6,075    John Hancock Co., 144A-Private Placement
           (b)....................................... 7.375    02/15/24        6,352,488
  1,145    John Hancock Financial Services........... 5.625    12/01/08        1,201,953
  1,370    Metropolitan Life Insurance Co.,
           144A-Private Placement (b)................ 7.450    11/01/23        1,443,350
  3,720    Metropolitan Life Insurance Co.,
           144A-Private Placement (b)................ 7.800    11/01/25        4,167,155
  3,155    Nationwide Financial Services, Inc. ...... 6.250    11/15/11        3,295,890
    980    Nationwide Mutual Insurance Co.,
           144A-Private Placement (b)................ 7.500    02/15/24          981,868
  2,085    Nationwide Mutual Insurance Co.,
           144A-Private Placement (b)................ 8.250    12/01/31        2,198,280
    640    New England Mutual, 144A-Private Placement
           (b)....................................... 7.875    02/15/24          715,821
  6,790    Prudential Holdings, LLC, 144A-Private
           Placement (b)............................. 7.245    12/18/23        7,774,143
  5,580    Prudential Holdings, LLC, 144A-Private
           Placement (b)............................. 8.695    12/18/23        6,476,684
                                                                          --------------
                                                                              55,843,478
                                                                          --------------
           LODGING  0.3%
  2,585    Hyatt Equities LLC, 144A-Private Placement
           (b)....................................... 6.875    06/15/07        2,577,056
  6,330    Marriott International, Ser E............. 7.000    01/15/08        7,108,406
  1,040    Starwood Hotels Resorts, 144A-Private
           Placement (b)............................. 7.375    05/01/07        1,027,000
  2,410    Starwood Hotels Resorts, 144A-Private
           Placement (b)............................. 7.875    05/01/12        2,397,950
                                                                          --------------
                                                                              13,110,412
                                                                          --------------
           MEDIA-CABLE  0.0%
    750    TCI Communications, Inc. ................. 7.875    02/15/26          762,754
                                                                          --------------

           MEDIA-NONCABLE  0.2%
  5,000    Clear Channel Communications.............. 7.875    06/15/05        5,477,760
    600    News America Holdings..................... 8.875    04/26/23          667,388

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           MEDIA-NONCABLE (CONTINUED)
$ 1,535    News America, Inc. ....................... 7.280%   06/30/28   $    1,511,392
  5,000    News America, Inc. ....................... 7.625    11/30/28        5,119,570
                                                                          --------------
                                                                              12,776,110
                                                                          --------------
           METALS  0.1%
    315    Inco Ltd. (Canada)........................ 7.750    05/15/12          351,492
  2,565    Inco Ltd. (Canada)........................ 7.200    09/15/32        2,544,475
                                                                          --------------
                                                                               2,895,967
                                                                          --------------
           NATURAL GAS DISTRIBUTORS  0.0%
  1,605    Consolidated Natural Gas Co., Ser C....... 6.250    11/01/11        1,739,973
                                                                          --------------

           NONCAPTIVE-CONSUMER FINANCE  0.0%
  1,365    Household Finance Corp. .................. 6.400    06/17/08        1,457,225
                                                                          --------------

           NONCAPTIVE-DIVERSIFIED FINANCE  0.0%
  2,000    General Electric Capital Corp. ........... 8.900    09/15/04        2,227,694
                                                                          --------------

           PAPER  0.2%
  1,710    International Paper, Co., 144A-Private
           Placement (b)............................. 5.850    10/30/12        1,793,790
  1,745    Meadwestvaco Corp. ....................... 6.850    04/01/12        1,939,667
  1,265    Sappi Papier Hldg AG, 144A-Private
           Placement (Austria) (b)................... 6.750    06/15/12        1,389,379
  3,740    Weyerhaeuser Co. ......................... 6.750    03/15/12        4,084,922
                                                                          --------------
                                                                               9,207,758
                                                                          --------------
           PROPERTY & CASUALTY  0.1%
  5,185    Farmers Exchange Capital, 144A-Private
           Placement (b)............................. 7.050    07/15/28        3,401,438
  2,790    Farmers Insurance Exchange Surplus,
           144A-Private Placement (b)................ 8.625    05/01/24        2,095,480
    935    Florida Windstorm Underwriting,
           144A-Private Placement (b)................ 7.125    02/25/19        1,069,375
                                                                          --------------
                                                                               6,566,293
                                                                          --------------
           RAILROADS  0.2%
  5,000    CSX Corp. ................................ 6.750    03/15/11        5,590,675
  5,000    Union Pacific Corp. ...................... 6.700    12/01/06        5,535,915
                                                                          --------------
                                                                              11,126,590
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           REAL ESTATE INVESTMENT TRUSTS  0.1%
$ 3,025    EOP Operating LP.......................... 7.500%   04/19/29   $    3,162,147
  1,915    Simon Property LP......................... 6.375    11/15/07        2,073,587
  1,010    Vornado Realty............................ 5.625    06/15/07        1,030,127
                                                                          --------------
                                                                               6,265,861
                                                                          --------------
           RETAIL  0.4%
  4,000    Federated Department Stores, Inc. ........ 6.625    09/01/08        4,436,052
  2,890    Federated Department Stores, Inc. ........ 6.300    04/01/09        3,087,673
  3,585    Lowe's Cos., Inc. ........................ 6.500    03/15/29        3,847,124
  4,000    May Department Stores Co. ................ 8.375    08/01/24        4,316,172
  2,345    May Department Stores Co. ................ 6.700    09/15/28        2,396,372
                                                                          --------------
                                                                              18,083,393
                                                                          --------------
           SERVICES  0.1%
  5,510    Hertz Corp. .............................. 7.625    06/01/12        5,268,094
                                                                          --------------

           SUPERMARKETS  0.2%
  2,155    Albertson's, Inc. ........................ 7.500    02/15/11        2,483,211
    910    Albertson's, Inc. ........................ 7.450    08/01/29        1,008,096
  5,380    Kroger Co. ............................... 7.250    06/01/09        6,107,543
                                                                          --------------
                                                                               9,598,850
                                                                          --------------
           TELECOMMUNICATIONS  0.5%
  1,490    Alltel Corp. ............................. 7.000    07/01/12        1,720,211
    910    British Telecommunications PLC (United
           Kingdom).................................. 8.875    12/15/30        1,164,342
 10,000    Cox Communications, Inc. ................. 7.250    11/15/15       11,150,990
  3,000    Verizon Communications, Inc. ............. 7.510    04/01/09        3,412,773
  5,485    Verizon Communications, Inc. ............. 6.940    04/15/28        5,776,193
                                                                          --------------
                                                                              23,224,509
                                                                          --------------

TOTAL CORPORATE BONDS  7.0%............................................      360,275,598
                                                                          --------------
           CONVERTIBLE CORPORATE OBLIGATIONS  8.2%
           BIOTECHNOLOGY  0.5%
 25,000    Genzyme Corp. (Convertible into 355,618
           common shares)............................ 3.000    05/15/21       23,187,500
                                                                          --------------

           ELECTRIC UTILITIES  0.5%
  1,200    Centerpoint Energy, Inc. (Convertible into
           1,710 AOL Time Warner Inc. common
           shares)................................... 2.000    09/15/29       27,150,000
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           FINANCIAL  0.7%
$35,000    JMH Finance Ltd., 144A-Private Placement
           (United Kingdom) (Convertible into 554,148
           common shares) (b)........................ 4.750%   09/06/07   $   34,387,500
                                                                          --------------

           GAS UTILITIES  0.3%
 45,000    El Paso Corp. (Convertible into 215,424
           common shares)............................   *      02/28/21       14,175,000
                                                                          --------------

           HEALTHCARE  2.4%
 13,000    Ivax Corp. (Convertible into 437,418
           common shares)............................ 5.500    05/15/07       11,618,750
 12,000    Ivax Corp., 144A-Private Placement
           (Convertible into 403,770 common shares)
           (b)....................................... 5.500    05/15/07       10,725,000
 30,000    Omnicare, Inc. (Convertible into 757,590
           common shares)............................ 5.000    12/01/07       28,762,500
 30,000    Roche Holdings, Inc., 144A-Private
           Placement (Convertible into 259,596 common
           shares) LYON (b)..........................   *      01/19/15       21,750,000
 60,500    Roche Holdings, Inc., 144A-Private
           Placement (Convertible into 293,116 common
           shares) LYON (b)..........................   *      04/20/10       37,286,150
 20,000    Roche Holdings, Inc., 144A-Private
           Placement (Convertible into 96,898 common
           shares) LYON (b)..........................   *      04/20/10       12,326,000
                                                                          --------------
                                                                             122,468,400
                                                                          --------------
           HOTELS  0.3%
 17,000    Hilton Hotels Corp. (Convertible into
           766,962 common shares).................... 5.000    05/15/06       16,362,500
                                                                          --------------

           INSURANCE BROKERS  0.7%
 38,000    Loews Corp. (Convertible to 584,277
           Diamond Offshore Drilling, Inc. common
           shares)................................... 3.125    09/15/07       34,200,000
                                                                          --------------

           OIL & GAS EQUIPMENT & SERVICES  0.6%
 45,000    Weatherford International, Inc.
           (Convertible into 449,865 common shares)
           (Bermuda).................................   *      06/30/20       28,856,250
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           PHARMACEUTICALS  0.2%
$15,000    Alpharma, Inc. (Convertible into 467,144
           common shares)............................ 3.000%   06/01/06   $   12,675,000
                                                                          --------------

           PUBLISHING & PRINTING  0.4%
    300    Tribune Co. (Convertible into 570 AOL Time
           Warner, Inc. common shares)............... 2.000    05/15/29       22,500,000
                                                                          --------------

           SYSTEMS SOFTWARE  0.5%
 27,500    Computer Associates, Inc., 144A-Private
           Placement (Convertible into 1,129,827
           common shares) (b)........................ 5.000    03/15/07       28,015,625
                                                                          --------------

           TELECOMMUNICATIONS  0.7%
 28,000    Telefonos de Mexico, SA (Mexico)
           (Convertible into 946,680 common
           shares)................................... 4.250    06/15/04       33,565,000
                                                                          --------------

           TRANSPORTATION  0.4%
 20,000    United Parcel Service (Convertible into
           282,966 common shares).................... 1.750    09/27/07       21,300,000
                                                                          --------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  8.2%..........................      418,842,775
                                                                          --------------

           GOVERNMENT OBLIGATIONS  13.7%
  9,505    United Mexican States (Mexico)............ 8.375    01/14/11       10,764,413
  2,000    United Mexican States (Mexico)............ 8.000    09/24/22        2,075,000
  1,855    United Mexican States (Mexico)............ 8.300    08/15/31        1,961,663
 60,500    United States Treasury Bond............... 10.750   02/15/03       61,194,842
 46,100    United States Treasury Bond............... 10.750   05/15/03       47,717,142
 12,000    United States Treasury Bond............... 11.875   11/15/03       13,099,224
 28,000    United States Treasury Bond............... 9.375    02/15/06       34,165,488
 28,000    United States Treasury Bond............... 9.000    11/15/18       41,695,948
 23,665    United States Treasury Bond............... 8.750    08/15/20       34,950,247
 34,000    United States Treasury Bond............... 8.125    08/15/21       47,857,686
 10,000    United States Treasury Bond............... 5.500    08/15/28       10,807,820
 15,000    United States Treasury Bond............... 6.250    05/15/30       17,954,895
 18,000    United States Treasury Note............... 5.750    04/30/03       18,272,124
 33,000    United States Treasury Note............... 5.875    02/15/04       34,710,588
  5,000    United States Treasury Note............... 7.250    05/15/04        5,403,130
 57,000    United States Treasury Note............... 7.875    11/15/04       63,668,601
 23,500    United States Treasury Note (c)........... 7.500    02/15/05       26,358,563

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                COUPON   MATURITY       VALUE
           GOVERNMENT OBLIGATIONS (CONTINUED)
$59,600    United States Treasury Note (c)........... 6.750%   05/15/05   $   66,465,682
 27,500    United States Treasury Note............... 5.750    11/15/05       30,407,932
 30,000    United States Treasury Note............... 6.625    05/15/07       35,027,370
 19,000    United States Treasury Note............... 6.125    08/15/07       21,854,465
 25,000    United States Treasury Note............... 6.500    02/15/10       29,890,650
 42,340    United States Treasury Note............... 5.750    08/15/10       48,694,345
                                                                          --------------

TOTAL GOVERNMENT OBLIGATIONS  13.7%....................................      704,997,818
                                                                          --------------

           COLLATERALIZED MORTGAGE OBLIGATIONS  0.1%
  2,169    World Financial Properties, 144A-Private
           Placement (b)............................. 6.910    09/01/13        2,314,809
    959    World Financial Properties., 144A-Private
           Placement (b)............................. 6.950    09/01/13        1,024,272
                                                                          --------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..............................        3,339,081
                                                                          --------------

           ASSET BACKED SECURITIES  0.0%
    475    Continental Airlines, Inc. ............... 6.545    08/02/20          412,767
    993    Continental Airlines, Inc. ............... 6.648    03/15/19          868,439
  1,903    Continental Airlines, Inc. ............... 6.900    01/02/18        1,667,242
                                                                          --------------

TOTAL ASSET BACKED SECURITIES..........................................        2,948,448
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $4,830,752,361)................................................    4,830,285,430
                                                                          --------------

SHORT-TERM INVESTMENTS  5.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.5%
Federal National Mortgage Association Disc Nts ($125,000,000 par,
yielding 1.241%, 01/29/03 maturity)....................................      124,879,445
United States Treasury Bill ($2,500,000 par, yielding 1.583%, 03/27/03
maturity)..............................................................        2,490,691
                                                                          --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...............................      127,370,136
                                                                          --------------

REPURCHASE AGREEMENT  3.4%
State Street Bank & Trust Co. ($174,879,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 12/31/02, to be
sold on 01/02/03 at $174,889,201)......................................      174,879,000
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                              MARKET
                     DESCRIPTION                                              VALUE
           ASSET BACKED SECURITIES (CONTINUED)
TOTAL SHORT-TERM INVESTMENTS
  (Cost $302,249,136)..................................................   $  302,249,136
                                                                          --------------

TOTAL INVESTMENTS  100.0%
  (Cost $5,133,001,497)................................................    5,132,534,566

LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%............................       (1,654,617)
                                                                          --------------

NET ASSETS  100.0%.....................................................   $5,130,879,949
                                                                          ==============

 *  Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Note
TIDES--Term Income Deferrable Equity Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $5,133,001,497).....................  $5,132,534,566
Cash........................................................          27,706
Receivables:
  Fund Shares Sold..........................................      42,046,674
  Interest..................................................      20,252,224
  Dividends.................................................       7,007,059
  Variation Margin on Futures...............................         334,456
Other.......................................................         226,197
                                                              --------------
    Total Assets............................................   5,202,428,882
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      51,109,199
  Fund Shares Repurchased...................................      13,555,909
  Distributor and Affiliates................................       4,588,510
  Investment Advisory Fee...................................       1,542,204
Accrued Expenses............................................         519,448
Trustees' Deferred Compensation and Retirement Plans........         233,663
                                                              --------------
    Total Liabilities.......................................      71,548,933
                                                              --------------
NET ASSETS..................................................  $5,130,879,949
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $5,527,035,864
Accumulated Undistributed Net Investment Income.............      (4,740,667)
Net Unrealized Depreciation.................................      (4,584,414)
Accumulated Net Realized Loss...............................    (386,830,834)
                                                              --------------
NET ASSETS..................................................  $5,130,879,949
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,851,615,427 and 430,796,555 shares of
    beneficial interest issued and outstanding).............  $         6.62
    Maximum sales charge (5.75%* of offering price).........             .40
                                                              --------------
    Maximum offering price to public........................  $         7.02
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,749,631,893 and 267,841,802 shares of
    beneficial interest issued and outstanding).............  $         6.53
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $529,516,492 and 80,788,415 shares of
    beneficial interest issued and outstanding).............  $         6.55
                                                              ==============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $116,137 and 17,520 shares of beneficial
    interest issued and outstanding)........................  $         6.63
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest....................................................  $  77,415,889
Dividends (Net of foreign withholding taxes of $370,534)....     73,808,922
Other.......................................................          2,391
                                                              -------------
    Total Income............................................    151,227,202
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and R of $6,449,335, $17,443,643, $4,595,362 and
  $68, respectively)........................................     28,488,408
Investment Advisory Fee.....................................     17,149,293
Shareholder Services........................................      7,884,495
Custody.....................................................        408,052
Legal.......................................................        179,873
Trustees' Fees and Related Expenses.........................         62,981
Other.......................................................      1,721,863
                                                              -------------
    Total Expenses..........................................     55,894,965
    Less Credits Earned on Cash Balances....................        115,052
                                                              -------------
    Net Expenses............................................     55,779,913
                                                              -------------
NET INVESTMENT INCOME.......................................  $  95,447,289
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(353,672,238)
  Futures...................................................    (13,300,391)
  Foreign Currency Transactions.............................       (162,905)
                                                              -------------
Net Realized Loss...........................................   (367,135,534)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    176,529,261
                                                              -------------
  End of the Period:
    Investments.............................................       (466,931)
    Futures.................................................     (4,117,483)
                                                              -------------
                                                                 (4,584,414)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (181,113,675)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(548,249,209)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(452,801,920)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $    95,447,289      $   83,611,289
Net Realized Gain/Loss...........................     (367,135,534)         54,946,112
Net Unrealized Depreciation During the Period....     (181,113,675)       (219,532,871)
                                                   ---------------      --------------
Change in Net Assets from Operations.............     (452,801,920)        (80,975,470)
                                                   ---------------      --------------

Distributions from Net Investment Income:
  Class A Shares.................................      (63,814,784)        (52,101,337)
  Class B Shares.................................      (28,830,500)        (30,576,472)
  Class C Shares.................................       (7,856,796)         (5,857,942)
  Class R Shares.................................             (634)                -0-
                                                   ---------------      --------------
                                                      (100,502,714)        (88,535,751)
                                                   ---------------      --------------

Distributions from Net Realized Gain:
  Class A Shares.................................      (22,072,935)        (50,888,046)
  Class B Shares.................................      (16,064,847)        (41,969,791)
  Class C Shares.................................       (3,781,122)         (7,618,668)
  Class R Shares.................................              -0-                 -0-
                                                   ---------------      --------------
                                                       (41,918,904)       (100,476,505)
                                                   ---------------      --------------
Total Distributions..............................     (142,421,618)       (189,012,256)
                                                   ---------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (595,223,538)       (269,987,726)
                                                   ---------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    2,419,008,186       1,996,131,212
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      126,058,934         166,517,733
Cost of Shares Repurchased.......................   (1,150,332,370)       (752,540,624)
                                                   ---------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    1,394,734,750       1,410,108,321
                                                   ---------------      --------------
TOTAL INCREASE IN NET ASSETS.....................      799,511,212       1,140,120,595
NET ASSETS:
Beginning of the Period..........................    4,331,368,737       3,191,248,142
                                                   ---------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($4,740,667) and ($2,232,971), respectively)...  $ 5,130,879,949      $4,331,368,737
                                                   ===============      ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 YEAR ENDED DECEMBER 31,
CLASS A SHARES                      --------------------------------------------------
                                      2002     2001 (b)     2000       1999      1998
                                    --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $   7.46   $   8.07   $   7.65   $   7.82   $ 7.24
                                    --------   --------   --------   --------   ------
  Net Investment Income..........        .16        .20        .20        .18      .17
  Net Realized and Unrealized
    Gain/Loss....................       (.76)      (.40)      1.28        .57     1.03
                                    --------   --------   --------   --------   ------
Total from Investment
  Operations.....................       (.60)      (.20)      1.48        .75     1.20
                                    --------   --------   --------   --------   ------
Less:
  Distributions from Net
    Investment Income............        .17        .20        .20        .18      .17
  Distributions from Net Realized
    Gain.........................        .07        .21        .86        .74      .45
                                    --------   --------   --------   --------   ------
Total Distributions..............        .24        .41       1.06        .92      .62
                                    --------   --------   --------   --------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $   6.62   $   7.46   $   8.07   $   7.65   $ 7.82
                                    ========   ========   ========   ========   ======

Total Return (a).................     -8.32%     -2.23%     20.19%      9.95%   16.99%
Net Assets at End of the Period
  (In millions)..................   $2,851.6   $2,268.0   $1,628.7   $1,068.5   $808.5
Ratio of Expenses to Average Net
  Assets.........................       .82%       .82%       .82%       .82%     .85%
Ratio of Net Investment Income to
  Average Net Assets.............      2.34%      2.60%      2.62%      2.43%    2.31%
Portfolio Turnover...............        53%        92%        85%        81%      61%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 2.68% to 2.60%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS B SHARES                     --------------------------------------------------------
                                     2002      2001 (b)      2000        1999        1998
                                   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................    $   7.36    $   7.97    $   7.58    $   7.77    $   7.20
                                   --------    --------    --------    --------    --------
  Net Investment Income........         .11         .14         .14         .13         .12
  Net Realized and Unrealized
    Gain/Loss..................        (.76)       (.40)       1.25         .56        1.02
                                   --------    --------    --------    --------    --------
Total from Investment
  Operations...................        (.65)       (.26)       1.39         .69        1.14
                                   --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income..........         .11         .14         .14         .13         .12
  Distributions from Net
    Realized Gain..............         .07         .21         .86         .75         .45
                                   --------    --------    --------    --------    --------
Total Distributions............         .18         .35        1.00         .88         .57
                                   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.......................    $   6.53    $   7.36    $   7.97    $   7.58    $   7.77
                                   ========    ========    ========    ========    ========

Total Return (a)...............      -9.02%      -3.02%      18.95%       9.19%      16.17%
Net Assets at End of the Period
  (In millions)................    $1,749.6    $1,697.7    $1,352.8    $1,148.9    $1,140.0
Ratio of Expenses to Average
  Net Assets...................       1.57%       1.58%       1.59%       1.58%       1.62%
Ratio of Net Investment Income
  to Average Net Assets........       1.57%       1.84%       1.85%       1.67%       1.55%
Portfolio Turnover.............         53%         92%         85%         81%         61%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 1.92% to 1.84%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS C SHARES                           ------------------------------------------------
                                          2002     2001 (b)     2000      1999      1998
                                         ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 7.39     $ 7.99     $ 7.58    $ 7.77    $ 7.20
                                         ------     ------     ------    ------    ------
  Net Investment Income..............       .11        .14        .15       .13       .12
  Net Realized and Unrealized
    Gain/Loss........................      (.77)      (.39)      1.26       .55      1.02
                                         ------     ------     ------    ------    ------
Total from Investment Operations.....      (.66)      (.25)      1.41       .68      1.14
                                         ------     ------     ------    ------    ------
Less:
  Distributions from Net Investment
    Income...........................       .11        .14        .14       .13       .12
  Distributions from Net Realized
    Gain.............................       .07        .21        .86       .74       .45
                                         ------     ------     ------    ------    ------
Total Distributions..................       .18        .35       1.00       .87       .57
                                         ------     ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...    $ 6.55     $ 7.39     $ 7.99    $ 7.58    $ 7.77
                                         ======     ======     ======    ======    ======

Total Return (a).....................    -9.12%     -2.88%     19.22%     9.19%    16.17%
Net Assets at End of the Period (In
  millions)..........................    $529.5     $365.6     $209.8    $120.2    $ 96.1
Ratio of Expenses to Average Net
  Assets.............................     1.58%      1.58%      1.58%     1.58%     1.62%
Ratio of Net Investment Income to
  Average Net Assets.................     1.60%      1.84%      1.86%     1.67%     1.55%
Portfolio Turnover...................       53%        92%        85%       81%       61%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 1.91% to 1.84%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 OCTOBER 1, 2002
                                                                (COMMENCEMENT OF
CLASS R SHARES                                                   OPERATIONS) TO
                                                                DECEMBER 31, 2002
                                                                -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................          $6.43
                                                                      -----
  Net Investment Income.....................................            .02
  Net Realized and Unrealized Gain..........................            .22
                                                                      -----
Total from Investment Operations............................            .24
Less Distributions from Net Investment Income...............            .04
                                                                      -----
NET ASSET VALUE, END OF THE PERIOD..........................          $6.63
                                                                      =====

Total Return (a)............................................          3.69%*
Net Assets at End of the Period (In millions)...............          $  .1
Ratio of Expenses to Average Net Assets.....................          1.19%
Ratio of Net Investment Income to Average Net Assets........          1.67%
Portfolio Turnover..........................................            53%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period. The return includes combined Rule 12b-1 fees and service fees of .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B, Class C and Class R Shares commenced on May 1, 1992, July 6, 1993 and October 1, 2002, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $318,834,967 which will expire on December 31, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $5,178,620,368
                                                                ==============
Gross tax unrealized appreciation...........................    $  242,034,505
Gross tax unrealized depreciation...........................      (288,120,307)
                                                                --------------
Net tax unrealized depreciation on investments..............    $  (46,085,802)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                              2002            2001
Distribution paid from:
  Ordinary Income.......................................  $100,502,714    $ 89,210,506
  Long-term capital gain................................    41,918,904      99,801,750
                                                          ------------    ------------
                                                          $142,421,618    $189,012,256
                                                          ============    ============

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences related to net realized losses on foreign currency transactions and to the Fund's investment in other regulated investment companies totaling $173,433 were reclassified from accumulated net realized loss to accumulated net investment income. Additionally, a permanent book and tax basis difference relating to book to tax amortization differences totaling $2,721,162 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $10,891,751

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures contracts at December 31, 2002.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on securities transactions.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

G. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Fund's custody fee was reduced by $115,052 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended December 31, 2002, the Fund recognized expenses of approximately $179,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $274,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $6,869,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $155,014 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., (Morgan Stanley) an affiliate of Van Kampen, totaling $210,534.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $3,087,922,974, $1,850,722,578,
$588,273,923 and $116,389 for Classes A, B, C, and R, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   200,273,174    $ 1,408,853,684
  Class B............................................    99,998,504        697,714,521
  Class C............................................    44,641,117        312,323,572
  Class R............................................        17,523            116,409
                                                       ------------    ---------------
Total Sales..........................................   344,930,318    $ 2,419,008,186
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    10,739,017    $    76,448,673
  Class B............................................     5,713,866         40,532,523
  Class C............................................     1,282,514          9,077,110
  Class R............................................            94                628
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    17,735,491    $   126,058,934
                                                       ============    ===============
Repurchases:
  Class A............................................   (84,343,046)   $  (579,526,283)
  Class B............................................   (68,527,040)      (471,643,915)
  Class C............................................   (14,646,676)       (99,161,524)
  Class R............................................           (97)              (648)
                                                       ------------    ---------------
Total Repurchases....................................  (167,516,859)   $(1,150,332,370)
                                                       ============    ===============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $2,182,146,900, $1,584,119,449 and
$366,034,765 for Classes A, B and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A............................................   136,760,612    $1,037,307,501
  Class B............................................    98,514,052       739,787,846
  Class C............................................    29,021,983       219,035,865
  Class R............................................           -0-               -0-
                                                       ------------    --------------
Total Sales..........................................   264,296,647    $1,996,131,212
                                                       ============    ==============
Dividend Reinvestment:
  Class A............................................    12,385,924    $   90,232,071
  Class B............................................     9,099,650        65,406,310
  Class C............................................     1,508,346        10,879,352
  Class R............................................           -0-               -0-
                                                       ------------    --------------
Total Dividend Reinvestment..........................    22,993,920    $  166,517,733
                                                       ============    ==============
Repurchases:
  Class A............................................   (46,903,902)   $ (352,216,249)
  Class B............................................   (46,769,505)     (346,513,247)
  Class C............................................    (7,268,102)      (53,811,128)
  Class R............................................           -0-               -0-
                                                       ------------    --------------
Total Repurchases....................................  (100,941,509)   $ (752,540,624)
                                                       ============    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2002 and 2001, 11,306,814 and 13,394,089 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,417,200 and CDSC on redeemed shares of approximately $4,383,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,631,157,300 and $2,327,587,952, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment or futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment or futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

A. FUTURES CONTRACT A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures contracts on stock indices and U.S Treasuries. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with it's custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2002, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2001............................       2,221
Futures Opened..............................................      10,504
Futures Closed..............................................     (11,233)
                                                                 -------
Outstanding at December 31, 2002............................       1,492
                                                                 =======

    The futures contracts outstanding at December 31, 2002, and the description and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                             CONTRACTS    DEPRECIATION
Long Contracts:
  S&P 500 Index Futures March 2003
    (Current Notional Value of $219,725 per contract).......     303      $(1,001,415)
Short Contracts:
  U.S. Treasury Bonds Futures March 2003
    (Current Notional Value of $112,688 per contract).......      20          (54,783)
  U.S. Treasury Notes 10-Year Futures March 2003
    (Current Notional Value of $115,047 per contract).......     592       (1,798,215)
  U.S. Treasury Notes 5-Year Futures March 2003
    (Current Notional Value of $113,250 per contract).......     577       (1,263,070)
                                                               -----      -----------
                                                               1,492      $(4,117,483)
                                                               =====      ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

B. FORWARD CURRENCY CONTRACTS Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of theirs contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. At December 31, 2002, there were no outstanding forward currency contracts.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets, 1.00% each of Class B and Class C average daily net assets, and up to ..50% of Class R average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002, are payments retained by Van Kampen of approximately $15,647,000, and payments made to Morgan Stanley of approximately $363,800. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $35,529,300 and $1,149,100 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Equity and Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity and Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Equity and Income Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2002. For corporate shareholders 50% of the income distributions qualify for the dividends received deduction. Additionally, during the period, the Fund designated and paid $41,918,904 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
25, 125, 225, 525                                              Member NASD/SIPC.
EQI ANR 2/03                                                     9473B03-AP-2/03